Supplement to
Fidelity Targeted International
Equity Funds®
December 30, 2005
Prospectus

Effective the close of business on February 28, 2006, new positions in Japan Smaller Companies Fund may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on February 28, 2006, generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by February 28, 2006, 2) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since February 28, 2006, 3) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, and 4) by a portfolio manager of the fund. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

The following information replaces the biographical information for Frederic Gautier found in the "Fund Management" section on page 30.

Trygve Toraasen is manager of Europe Fund, which he has managed since January 2006. He also manages another Fidelity fund. Since joining Fidelity Investments in 1994, Mr. Toraasen has worked as a research analyst and manager.

TIF-06-02 February 17, 2006
1.483702.144